                                                             EXHIBIT 10(a)(VIII)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                          c/o Prudential Capital Group
                              Four Gateway Center
                            Newark, New Jersey 07102


                                                            October 12, 1995


CROWN CRAFTS, INC.
1600 Riveredge Parkway
Suite 200
Atlanta, Georgia 30328
           Attention:     Robert E. Schnelle
                          Treasurer


Ladies and Gentlemen:

         This letter is to amend the Note Agreement dated December 18, 1990 between Crown Crafts, Inc. (the "Company") and The Prudential Insurance Company of America ("Prudential") pursuant to which the Company issued and Prudential purchased the Company's 9.22% promissory notes in the original principal amount of $15,000,000 (as previously amended, the "Note Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Note Agreement.

         Pursuant to paragraph 11C of the Note Agreement, Prudential and the Company hereby agree as follows:

         1. Paragraph 4 of the Note Agreement is hereby amended and restated in its entirety as follows:

                 "4. PREPAYMENTS. The Notes shall be subject to required prepayment as and to the extent provided in paragraph 4A. The Notes shall also be subject to prepayment under the circumstances set forth in paragraphs 4B and 4D. Any prepayment made by the Company pursuant to any other provision of this paragraph 4 shall not reduce or otherwise affect its obligation to make any required prepayment as specified in paragraph 4A.

                 4A.      REQUIRED PREPAYMENTS OF NOTES.  Until the Notes shall
         be paid in full, the Company shall apply to the prepayment of the Notes, without Yield-Maintenance Amount, the sum of $2,500,000 on May 15 and November 15 in each of the years 1994 through 1995, and $2,500,000 on May 15, 1996, and such principal amounts of the Notes, together with interest thereon to the payment dates, shall
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CROWN CRAFTS, INC.
October 12, 1995
Page -2-

         become due on such payment dates. The remaining unpaid principal amount of the Notes, together with interest accrued thereon, shall become due on the maturity date of the Notes.

                 4B.      OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT.
         The Notes shall be subject to prepayment, in whole at any time or from time to time in part (in integral multiples of $100,000 and in a minimum amount of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each such Note. Any partial prepayment of the Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal in inverse order of their scheduled due dates.

                 4C.      NOTICE OF OPTIONAL PREPAYMENT.  The Company shall
         give the holder of each Note to be prepaid pursuant to paragraph 4B irrevocable written notice of such prepayment not less than 10 Business Days prior to the prepayment date, specifying such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of the Notes held by such holder to be prepaid on that date and that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, herein provided, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4B, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Significant Holder which shall have designated a recipient for such notices on the Purchaser Schedule attached hereto or by notice in writing to the Company.

                 4D.      PREPAYMENT OF NOTES UPON CHANGE OF CONTROL.  The
         Company shall give written notice to each holder of a Note of the occurrence of any Change of Control within 10 days after such occurrence (which notice is herein referred to as the "CONTROL CHANGE NOTICE"). A Control Change Notice shall be given by facsimile communication confirmed by overnight courier sent on the same day of such facsimile transmission and contain reasonable detail describing the Change of Control and an offer by the Company to prepay 100% of such holder's Notes on a closing date designated in such Control Change Notice, which closing date shall be not less than 30 days or more than 60 days after the date of such notice (such closing date being hereinafter referred to as the "CONTROL CHANGE PREPAYMENT DATE"). Such Control Change Notice shall also provide that each holder of a Note may accept such offer of prepayment by notice to the Company not more than 25 days after the
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CROWN CRAFTS, INC.
October 12, 1995
Page -3-

         date of such Control Change Notice. Failure of any holder of Notes to respond to any offer to prepay pursuant to this paragraph 4D shall constitute an acceptance of such offer. The Company shall prepay all of the Notes on the Control Change Prepayment Date of any holder which has timely accepted (or which has been deemed to have accepted) the offer of prepayment at a price equal to 100% of the principal amount of the Notes to be prepaid, plus accrued interest thereon to the Control Change Prepayment Date plus the Yield-Maintenance Amount, if any, in respect of each Note to be prepaid.

         For purposes of this paragraph 4D, "CHANGE OF CONTROL" shall mean the acquisition after the date of this Agreement by any Person (as such term is used in section 13(d) and section 14(d)(2) of the Securities Exchange Act of 1934 as in effect on the date of this Agreement (the "Exchange Act") or related persons constituting a group (as such term is used in Rule 13d-5 under Exchange Act), other than any member of the Management Group, of beneficial ownership (as such term is used under Rule 13d-3 under the Exchange Act) directly or indirectly of Voting Stock sufficient to elect or cause the election of at least a majority of the Company's Board of Directors, "MANAGEMENT GROUP" shall mean, collectively, the Company's Employee Stock Ownership Plan and the officers and directors of the Company and "VOTING STOCK" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                 4E.      APPLICATION OF REQUIRED PREPAYMENTS.  In the case of
         each prepayment of less than the entire unpaid principal amount of all outstanding Notes pursuant to paragraphs 4A or 4D, the amount to be prepaid shall be applied pro rata to all outstanding Notes (including, for the purpose of this paragraph 4E only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraph 4A or 4D) according to the respective unpaid principal amounts thereof.

                 4F.      RETIREMENT OF NOTES.  The Company shall not, and
         shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraphs 4A or 4D or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the
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CROWN CRAFTS, INC.
October 12, 1995
Page -4-

         time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4E."

         2. Paragraphs 5A, 5B, 5C, 5D, 5E, 6A, 6B, 6C, 6D and 7A(iii) of the Note Agreement are hereby deleted and the provisions of paragraphs 5A, 5B, 5C, 5D, 5E, 6A, 6B, 6C, 6D and 7A(iii) of the 1995 Agreement (as defined below) are hereby incorporated by reference into the Note Agreement together with all terms defined in the Note Agreement and used in such provisions (other than the terms "Required Holders," "Significant Holder" and "Authorized Officer" which shall have the meanings set forth in the Note Agreement as amended hereby)(the "Incorporated Provisions"). The Company will, and will cause its Subsidiaries to, comply with the Incorporated Provisions irrespective of any termination, modification, amendment, consent or waiver relating to such provisions under the 1995 Note Agreement and irrespective of whether any promissory notes issued under the 1995 Note Agreement remain outstanding. For purposes hereof, the term "1995 Note Agreement" shall mean the Note Purchase and Private Shelf Agreement dated as of October 12, 1995 between the Company and Prudential and each Prudential Affiliate (as defined therein) that becomes a party thereto.

         3. Paragraphs 10L, 10N, 10O, 10P, 10Q, 10R and 10S of the Note Agreement are hereby amended and restated in their entirety as follows:

                 "10L.    "REMAINING AVERAGE LIFE" shall mean, with respect to
         the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying
         (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment."

                 "10N.    "CALLED PRINCIPAL" shall mean, with respect to any
         Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B or 4D or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires."

                 "10O.    "DISCOUNTED VALUE" shall mean, with respect to the
         Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis
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CROWN CRAFTS, INC.
October 12, 1995
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         on which interest on such Note is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal."

                 "10P "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called
         Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities."

                 "10Q. "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date."

                 "10R. "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraphs 4B or 4D or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires."

                 "10S. "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero."
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CROWN CRAFTS, INC.
October 12, 1995
Page -6-


         4. Paragraph 7A of the Note Agreement is hereby amended by deleting each reference to "Yield Maintenance Premium" contained therein and inserting in lieu thereof the term "Yield-Maintenance Amount."

         5. Clause (iii) of paragraph 7A of the Note Agreement is hereby amended by deleting the reference to "$350,000" and inserting in lieu thereof "$1,000,000".

         6. The Note Agreement is hereby amended to add a new paragraph 10AA as follows:

                 "10AA.   "AUTHORIZED OFFICER" shall mean the chief executive
         officer, chief financial officer or treasurer of the Company."

         7. The Purchaser Schedule attached to the Note Agreement is hereby replaced with Exhibit A attached hereto.

         Except as modified hereby, the terms and conditions of the Note Agreement shall remain in full force and effect.

         If you agree with the foregoing, please sign the enclosed counterparts of this letter and return them to us, at which time this letter shall become a binding agreement between the Company and Prudential as of the date first above written.


                                                  Very truly yours,



                                                  THE PRUDENTIAL INSURANCE
                                                    COMPANY OF AMERICA


                                                  By: /s/ Thomas Cecka
                                                      --------------------------
                                                      Vice President


The foregoing is Agreed to and Accepted
as of the date first above written

CROWN CRAFTS, INC.

By: /s/ Robert E. Schnelle
    ----------------------
    Robert E. Schnelle
    Treasurer

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                                                                       EXHIBIT A

PURCHASER SCHEDULE



                                                            Aggregate
                                                            Principal
                                                            Amount of
                                                            Notes to be              Note Denom-
                                                            Purchased                ination(s)
                                                            ---------                ----------

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA                                                  $15,000,000              $15,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

         Account No. 050-54-526

         Morgan Guaranty Trust Company of New York
         23 Wall Street
         New York, New York 10015
         (ABA No.: 021-000-238)

         Each such wire transfer shall set forth the name of the Company, a reference to 9.22% Senior Notes due 1996, Security No. !Inv. 1242! and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)      Address for all notices relating to payments:

         The Prudential Insurance Company of America
         c/o Prudential Capital Group
         Four Gateway Center
         100 Mulberry Street
         Newark, New Jersey 07102-4077

         Attention: Investment Structure and Pricing

(3)      Address for all other communications and notices:

         The Prudential Insurance Company of America
         c/o Prudential Capital Group
         1230 Peachtree Street, N.E.
         Suite 2525
         Atlanta, Georgia 30309

         Attention: Managing Director

(4)      Recipient of telephone prepayment notices:

         Manager, Investment Structure and Pricing
         (201) 802-6429

(5)      Tax Identification No.:  22-1211670